UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2024

____________________________

JPMorgan Chase & Co.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Madison Avenue, New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.625% Non-Cumulative Preferred Stock, Series LL	JPM PR L	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.20% Non-Cumulative Preferred Stock, Series MM	JPM PR M	The New York Stock Exchange
Guarantee of Callable Fixed Rate Notes due June 10, 2032 of JPMorgan Chase Financial Company LLC	JPM/32	The New York Stock Exchange
Guarantee of Alerian MLP Index ETNs due January 28, 2044 of JPMorgan Chase Financial Company LLC	AMJB	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Effective June 1, 2024, JPMorgan Chase Financial Company LLC (“JPMorgan Financial”) became a direct subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”) and all obligations owed to JPMorgan Financial by other subsidiaries of JPMorgan Chase under its intercompany agreements became obligations of JPMorgan Chase.

As a finance subsidiary of JPMorgan Chase, JPMorgan Financial has no independent operations beyond the issuance and administration of its securities and the collection of intercompany obligations.  Aside from the initial capital contribution from JPMorgan Chase, substantially all of JPMorgan Financial’s assets relate to obligations of JPMorgan Chase to make payments under loans made to JPMorgan Chase by JPMorgan Financial or under other intercompany agreements.  As a result, JPMorgan Financial is dependent upon payments from JPMorgan Chase to meet its obligations under its securities.  If JPMorgan Chase does not make payments to JPMorgan Financial and JPMorgan Financial is unable to make payments on its securities, holders of JPMorgan Financial securities may have to seek payment under the related guarantee by JPMorgan Chase, and that guarantee will rank pari passu with all other unsecured and unsubordinated obligations of JPMorgan Chase.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Scott L. Nearing
	Name:	Scott L. Nearing
	Title:	Assistant Corporate Secretary

Dated: June 3, 2024